Davis Series, Inc.
File Number 811-02679
For the period ending 06/30/2014

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		9985

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		175
		Class C		3318
		Class Y		4160


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	36.23

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	30.64
		Class C	$	32.32
		Class Y	$	37.33


Series 2

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	340

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	3
		Class C	$	24
		Class Y	$	203


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0326

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0049
		Class C	$	0.0104
		Class Y	$	0.0441


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		10161

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		491
		Class C		2129
		Class Y		4564


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	5.44

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	5.42
		Class C	$	5.44
		Class Y	$	5.49


Series 3

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	97

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	3
		Class C	$	3
		Class Y	$	1


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0003

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0003
		Class C	$	0.0003
		Class Y	$	0.0003


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		266564

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		7508
		Class C		7004
		Class Y		4050


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	1.00

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	1.00
		Class C	$	1.00
		Class Y	$	1.00


Series 4

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		12958

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		153
		Class C		2066
		Class Y		1567


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	41.52

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	34.59
		Class C	$	35.83
		Class Y	$	42.60


Series 5

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	692

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	5
		Class C	$	72
		Class Y	$	71


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.1100

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0260
		Class C	$	0.0390
		Class Y	$	0.1240


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		6173

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		164
		Class C		1815
		Class Y		581


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	36.99

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	36.48
		Class C	$	37.08
		Class Y	$	37.16


Series 6

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	650

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	3
		Class C	$	36
		Class Y	$	87


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.1100

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0320
		Class C	$	0.0440
		Class Y	$	0.1280


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		5748

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		78
		Class C		789
		Class Y		675


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	32.70

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	32.19
		Class C	$	32.63
		Class Y	$	33.15